UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2019

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2019

Annual Report

to Shareholders

DWS Short Duration Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
33	Statement of Assets and Liabilities
35	Statement of Operations
36	Statements of Changes in Net Assets
37	Financial Highlights

43	Notes to Financial Statements
60	Report of Independent Registered Public Accounting Firm
62	Information About Your Fund’s Expenses
63	Tax Information
64	Advisory Agreement Board Considerations and Fee Evaluation
69	Board Members and Officers
73	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Short Duration Fund

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Short Duration Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Class A shares of DWS Short Duration Fund produced a total return of 4.64% for the 12 months ended September 30, 2019. The Fund’s benchmark, the Bloomberg Barclays 1–3 Year Government/Credit Index, produced a total return of 4.64% for the same period. The median Morningstar universe peer returned 4.51%.

Management Process

Portfolio management uses a top-down and bottom-up approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. When selecting securities, portfolio management analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

Returns for most fixed-income sectors were well into positive territory for the 12-month period, supported by slowing economic growth, continued low inflation and increasingly accommodative U.S. Federal Reserve (Fed) policy. During the fourth quarter of 2018 we had a notable tone shift. The expectation was that the Fed was on a trajectory to continue raising its benchmark overnight lending rate over the next year or longer. However, against a backdrop of faltering global growth and deteriorating market conditions, the Fed indicated entering 2019 that further rate hikes were being put on pause and announced an early end to its balance sheet reduction program. These Fed actions helped spur a rebound in risk sentiment during the first quarter. As softening economic conditions continued into 2019, the Fed would further go on to cut rates by a quarter point on both August 1 and September 19, leaving the fed funds target range at 1.75% to 2.00%. In sum, risk appetite during the first quarter and interest rate declines in the second and third quarters contributed significantly to the market returns over the last year.

4	|	DWS Short Duration Fund

Returns for U.S. Treasuries were strong over the period as the yield curve declined notably along its length. To illustrate, the two-year Treasury yield declined from 2.81% to 1.63%, the 10-year from 3.05% to 1.68%, and the 30-year from 3.19% to 2.12%. Performance within the U.S. investment grade universe was led by corporate bonds, which benefited from declining Treasury yields and solid earnings trends. Securitized assets generated positive returns as well, although their lower sensitivity to interest rates often caused them to trail both Treasuries and investment grade corporates. Within securitized assets, commercial mortgage backed securities (CMBS) performed best, followed by mortgage-backed securities (MBS) and asset-backed securities (ABS), respectively.

With respect to below investment grade categories, high yield bonds posted gains but lagged their U.S. Treasury and investment grade corporate counterparts, largely due to both the sharp sell-off in riskier assets in late 2018 and some earnings deterioration. While performance varied widely within the asset class by country, emerging market bonds in total performed well.

“Returns for most fixed-income categories were well into positive territory for the 12-month period.”

Positive and Negative Contributors to Performance

The Fund emphasizes maintaining yield through diversified holdings, downside risk management and exposure to a wide variety of fixed income sectors (diversification does not guarantee protection against loss).

The Fund’s above-benchmark positioning with respect to overall portfolio duration and corresponding interest rate sensitivity was a notable positive contributor to the Fund’s return for the period as Treasury yields declined.

With respect to the Fund’s credit-oriented exposures, an overweight position in investment grade corporate bonds was the leading contributor to performance. Exposure to emerging market bonds added modestly to performance as the Fed’s reversal on rate hikes improved the outlook for several of those markets. The Fund’s allocation to high yield corporate debt modestly detracted as energy price weakness weighed on the asset class.

DWS Short Duration Fund	|	5

The Fund had diversified exposure to securitized sectors during the period, including residential MBS, CMBS, ABS, collateralized mortgage obligations (CMOs) and collateralized loan obligations (CLOs). The allocation to securitized sectors was a modest positive contributor to the Fund’s performance versus the benchmark for the period.

The Fund used interest rate derivatives, including U.S. Treasury futures, as part of implementing the Fund’s overall duration stance and positioning along the yield curve, as well as to hedge against some interest rate risks. Currency forwards were used for hedging a small allocation to non-U.S.-dollar-denominated bonds, as well as for tactically shifting currency exposures, adding modestly to returns for the period.

Outlook and Positioning

As of September 30, 2019, the bulk of the portfolio was allocated as follows: 36.6% to investment-grade corporate bonds, 32.6% to securitized assets including MBS, ABS, CMBS, CLOs and CMOs, 18.3% to U.S. Treasuries, 4.9% to emerging markets, 3.2% to U.S. high-yield corporate bonds, 2.4% to cash and equivalents, and 2.0% to government-related bonds.

At the end of the period, the Fund was positioned with a bias for lower interest rates, with overall duration at 2.17 years vs. 1.88 years for the benchmark.

In general, we are biased with new purchases toward securitized sectors where we have seen attractive pricing on new supply, while being selective in adding to corporate credit exposure. The Fund held 22.8% in floating rate securities at the end of the period, based on the attractive yields and diversification benefit they provide.

Corporate profitability appears likely to moderate over the next six to twelve months. We would note increased downgrades are to be expected as an additional sign of a more mature U.S. economy. The Fund’s credit exposure remains broadly diversified, while focusing on yield opportunities supported by strong fundamentals.

6	|	DWS Short Duration Fund

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2006.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Rick Smith, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Joined DWS in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.

–	Senior Portfolio Manager: New York.

–	BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.

Thomas J. Sweeney, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.

–	Portfolio Manager / Structured Finance Sector Head: New York

–	BS in Computer Science, Rutgers College.

Jeff Morton, CFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2011 with 13 years of industry experience. Prior to joining, he served as a Portfolio Manager at Fischer Francis Trees and Watts. Previously, he worked as a Vice President at Credit Suisse and at Blackrock.

–	Fixed Income Portfolio Manager: New York.

–	BS in Major Industrial Management and Economics, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Short Duration Fund	|	7

Terms to Know

The Bloomberg Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Short-Term Bond peer group is composed of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.

Collateralized-mortgage obligations (CMOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest payments on underlying mortgage pools.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Collateralized loan obligations (CLOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest on underlying pools of business loans.

Credit spreads represent the incremental yield provided by lower quality securities.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Forwards are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

8	|	DWS Short Duration Fund

Performance Summary	September 30, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
No Sales Charges	4.64%	1.69%	2.04%
Bloomberg Barclays 1–3 Year Government/Credit Index†	4.64%	1.59%	1.52%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
Unadjusted for Sales Charge	4.64%	1.67%	2.03%
Adjusted for the Maximum Sales Charge (max 2.50% load)	2.03%	1.16%	1.77%
Bloomberg Barclays 1–3 Year Government/Credit Index†	4.64%	1.59%	1.52%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
Unadjusted for Sales Charge	3.87%	0.93%	1.28%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.87%	0.93%	1.28%
Bloomberg Barclays 1–3 Year Government/Credit Index†	4.64%	1.59%	1.52%

Class R6	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 9/30/19
No Sales Charges	4.90%	1.91%	1.88%
Bloomberg Barclays 1–3 Year Government/Credit Index†	4.64%	1.59%	1.56%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
No Sales Charges	4.90%	1.93%	2.29%
Bloomberg Barclays 1–3 Year Government/Credit Index†	4.64%	1.59%	1.52%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
No Sales Charges	4.90%	1.95%	2.33%
Bloomberg Barclays 1–3 Year Government/Credit Index†	4.64%	1.59%	1.52%

DWS Short Duration Fund	|	9

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2019 are 0.88%, 0.88%, 1.63%, 0.57%, 0.69% and 0.64% for Class A, T, C, R6, S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of DWS Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

10	|	DWS Short Duration Fund

*	Class R6 shares commenced operations on August 25, 2014.

†

Bloomberg Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class

Net Asset Value
9/30/19	$8.69	$8.69	$8.68	$8.70	$8.71	$8.70
9/30/18	$8.54	$8.54	$8.53	$8.55	$8.56	$8.55

Distribution Information as of 9/30/19
Income Dividends, Twelve Months	$.24	$.24	$.18	$.26	$.26	$.26
September Income Dividend	$.0237	$.0238	$.0187	$.0256	$.0254	$.0254
SEC 30-day Yield‡‡	2.20%	2.26%	1.51%	2.51%	2.51%	2.51%
Current Annualized Distribution Rate‡‡	3.32%	3.33%	2.62%	3.58%	3.55%	3.55%

‡‡

The SEC yield is net investment income per share earned over the month ended September 30, 2019, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.14%, 2.19%, 1.48%, 2.42% and 2.46% for Class A, Class T, Class C, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2019. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.26%, 3.26%, 2.59%, 3.46% and 3.50% for Class A, Class T, Class C, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Short Duration Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/19	9/30/18
Corporate Bonds	45%	57%
Government & Agency Obligations	20%	10%
Asset-Backed	20%	18%
Commercial Mortgage-Backed Securities	7%	7%
Collateralized Mortgage Obligations	6%	5%
Cash Equivalents	2%	2%
Mortgage-Backed Securities Pass-Throughs	0%	1%
Common Stocks	0%	0%
Loan Participations and Assignments	—	0%
	100%	100%

Quality (Excluding Securities Lending Collateral and Cash Equivalents)	9/30/19	9/30/18
AAA	34%	24%
AA	13%	17%
A	16%	19%
BBB	31%	32%
BB	3%	4%
B	2%	2%
CCC	0%	0%
CC	0%	—
C	0%	0%
D	0%	—
Not Rated	1%	2%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	9/30/19	9/30/18
Effective Maturity	3.1 years	2.5 years
Effective Duration	2.2 years	1.7 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 73 for contact information.

12	|	DWS Short Duration Fund

Investment Portfolio	as of September 30, 2019

	Principal Amount ($)	Value ($)
Corporate Bonds 44.5%
Communication Services 2.5%

Altice Financing SA, 144A, 7.5%, 5/15/2026	250,000	265,623

Charter Communications Operating LLC, 3.579%, 7/23/2020	4,130,000	4,166,989

Clear Channel Worldwide Holdings, Inc., 144A, 9.25%, 2/15/2024	179,000	196,660

CommScope, Inc., 144A, 5.5%, 3/1/2024	1,110,000	1,141,912

CSC Holdings LLC, 144A, 5.5%, 4/15/2027	500,000	528,695

Discovery Communications LLC, 3.5%, 6/15/2022	5,415,000	5,550,828

Expedia Group, Inc., 3.8%, 2/15/2028	800,000	837,259

Oztel Holdings SPC Ltd., 144A, 5.625%, 10/24/2023	1,680,000	1,730,400

Sirius XM Radio, Inc., 144A, 4.625%, 7/15/2024	885,000	917,595

Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023	310,000	311,162

Tencent Holdings Ltd.:

144A, 3-month USD-LIBOR + 0.605%, 2.908%**, 1/19/2023	1,180,000	1,172,106

144A, 3.28%, 4/11/2024	8,000,000	8,216,187

VEON Holdings BV, 144A, 3.95%, 6/16/2021	1,590,000	1,607,585

		26,643,001

Consumer Discretionary 6.4%

American Axle & Manufacturing, Inc.:

6.25%, 4/1/2025	450,000	437,062

6.625%, 10/15/2022	2,324,000	2,353,050

D.R. Horton, Inc., 2.55%, 12/1/2020	2,070,000	2,076,127

Daimler Finance North America LLC, 144A, 3.4%, 2/22/2022	3,000,000	3,069,038

Ford Motor Credit Co., LLC:

2.343%, 11/2/2020	6,000,000	5,964,810

4.14%, 2/15/2023	6,000,000	6,091,984

General Motors Co., 3-month USD-LIBOR + 0.900%, 3.034%**, 9/10/2021	3,000,000	2,997,211

General Motors Financial Co., Inc.:

3.2%, 7/13/2020	3,195,000	3,212,586

3-month USD-LIBOR + 0.990%, 3.279%**, 1/5/2023	4,000,000	3,944,533

Global Payments, Inc., 2.65%, 2/15/2025	4,391,000	4,411,328

Harley-Davidson Financial Services, Inc., 144A, 4.05%, 2/4/2022	4,500,000	4,641,216

Hyundai Capital America:

144A, 3-month USD-LIBOR + 0.940%, 3.243%**, 7/8/2021	5,000,000	5,005,590

144A, 3.45%, 3/12/2021	2,667,000	2,700,531

Las Vegas Sands Corp., 3.2%, 8/8/2024	6,000,000	6,111,197

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	13

	Principal Amount ($)	Value ($)

Nissan Motor Acceptance Corp.:

144A, 2.6%, 9/28/2022	4,000,000	4,013,174

144A, 3.65%, 9/21/2021	2,612,000	2,672,027

Panther BF Aggregator 2 LP, 144A, 6.25%, 5/15/2026	65,000	68,413

Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	1,540,000	1,580,887

Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	1,980,000	1,987,985

TRI Pointe Group, Inc., 4.875%, 7/1/2021	1,375,000	1,416,250

Volkswagen Group of America Finance LLC, 144A, 2.7%, 9/26/2022	3,230,000	3,245,504

		68,000,503

Consumer Staples 2.4%

Altria Group, Inc., 3.49%, 2/14/2022	2,090,000	2,144,142

BAT Capital Corp., 2.764%, 8/15/2022	5,265,000	5,311,490

Conagra Brands, Inc., 3-month USD-LIBOR + 0.750%, 3.028%**, 10/22/2020	1,250,000	1,250,256

Constellation Brands, Inc., 3-month USD-LIBOR + 0.700%, 2.858%**, 11/15/2021	2,090,000	2,090,002

General Mills, Inc., 3-month USD-LIBOR + 0.540%, 2.862%**, 4/16/2021	821,000	822,864

Keurig Dr Pepper, Inc., 3.551%, 5/25/2021	4,472,000	4,567,585

Kraft Heinz Foods Co., 2.8%, 7/2/2020	3,890,000	3,896,715

MARB BondCo PLC, 144A, 6.875%, 1/19/2025	2,000,000	2,091,000

Natura Cosmeticos SA, 144A, 5.375%, 2/1/2023 (a)	2,180,000	2,275,397

Tyson Foods, Inc., 2.25%, 8/23/2021	1,155,000	1,156,360

		25,605,811

Energy 2.9%

Boardwalk Pipelines LP, 4.95%, 12/15/2024	500,000	534,715

Chesapeake Energy Corp.:

7.0%, 10/1/2024	1,975,000	1,417,062

8.0%, 1/15/2025 (a)	315,000	227,587

Continental Resources, Inc., 5.0%, 9/15/2022	1,375,000	1,387,062

Energy Transfer Operating LP:

4.05%, 3/15/2025	750,000	784,742

4.25%, 3/15/2023	880,000	919,392

EQT Corp., 2.5%, 10/1/2020	5,000,000	4,992,061

KazMunayGas National Co. JSC, 144A, 4.4%, 4/30/2023	500,000	525,146

MarkWest Energy Partners LP, 4.875%, 6/1/2025	2,500,000	2,682,237

MPLX LP:

3-month USD-LIBOR + 1.100%, 3.202%**, 9/9/2022	1,708,000	1,713,389

144A, 3.5%, 12/1/2022	330,000	339,365

Occidental Petroleum Corp., 2.9%, 8/15/2024	4,683,000	4,718,045

ONGC Videsh Ltd., REG S, 3.75%, 5/7/2023	1,000,000	1,030,494

Precision Drilling Corp., 6.5%, 12/15/2021	797,057	781,116

The accompanying notes are an integral part of the financial statements.

14	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

Range Resources Corp., 5.0%, 8/15/2022	2,200,000	2,062,500

Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025	2,970,000	2,524,500

Sunoco LP, 4.875%, 1/15/2023	815,000	836,394

Whiting Petroleum Corp., 5.75%, 3/15/2021	2,000,000	1,910,060

Williams Companies, Inc., 4.55%, 6/24/2024	1,300,000	1,399,198

		30,785,065

Financials 19.1%

ABN AMRO Bank NV, 144A, 3.4%, 8/27/2021	4,024,000	4,107,908

AEGON Funding Co., LLC, 5.75%, 12/15/2020	4,500,000	4,693,341

AerCap Ireland Capital DAC:

3.95%, 2/1/2022	2,585,000	2,669,051

4.875%, 1/16/2024	1,410,000	1,522,569

Air Lease Corp., 2.125%, 1/15/2020	4,065,000	4,062,932

Aircastle Ltd.:

4.4%, 9/25/2023	2,534,000	2,665,568

5.5%, 2/15/2022	3,000,000	3,192,169

Ares Capital Corp., 3.625%, 1/19/2022	8,000,000	8,133,007

ASB Bank Ltd., 144A, 3.125%, 5/23/2024	6,860,000	7,072,758

AXA Equitable Holdings, Inc., 3.9%, 4/20/2023	6,010,000	6,272,861

Banco BTG Pactual SA, 144A, 5.5%, 1/31/2023	765,000	797,520

Banco del Estado de Chile, 144A, 2.668%, 1/8/2021	1,045,000	1,045,010

Banco Santander SA:

3.125%, 2/23/2023	6,200,000	6,315,725

3.5%, 4/11/2022	750,000	769,678

Bank of America Corp.:

2.625%, 4/19/2021	5,000,000	5,044,657

4.0%, 1/22/2025	750,000	796,376

Barclays PLC, 4.61%, 2/15/2023	5,000,000	5,192,239

BBVA USA:

3-month USD-LIBOR + 0.730%, 2.868%**, 6/11/2021	6,000,000	5,999,409

3.5%, 6/11/2021	1,627,000	1,653,907

BNP Paribas SA, 144A, 6.75%, Perpetual (b)	250,000	264,390

BPCE SA:

144A, 3.0%, 5/22/2022	1,500,000	1,522,123

144A, 4.875%, 4/1/2026	500,000	544,231

Capital One Financial Corp., 3.9%, 1/29/2024	10,000,000	10,565,028

CBQ Finance Ltd.:

REG S, 5.0%, 5/24/2023	2,000,000	2,132,600

144A, 7.5%, 11/18/2019	2,000,000	2,010,000

Citibank NA, 2.844%, 5/20/2022	5,000,000	5,050,987

Citigroup, Inc.:

4.125%, 7/25/2028	750,000	804,907

5.5%, 9/13/2025	750,000	850,261

Citizens Bank NA, 3.25%, 2/14/2022	1,359,000	1,392,063

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	15

	Principal Amount ($)	Value ($)

Country Garden Holdings Co., Ltd., REG S, 4.75%, 7/25/2022	1,000,000	997,541

Credit Agricole SA, 144A, 3.375%, 1/10/2022	8,000,000	8,178,605

Credit Suisse Group AG:

144A, 2.593%, 9/11/2025	1,180,000	1,168,320

144A, 3.574%, 1/9/2023	5,000,000	5,112,760

Danske Bank AS, 144A, 3.001%, 9/20/2022	2,692,000	2,701,865

Dexia Credit Local SA, 144A, 1.875%, 9/15/2021	5,000,000	4,997,730

Discover Bank:

3.35%, 2/6/2023	2,190,000	2,257,461

4.682%, 8/9/2028	2,500,000	2,613,737

FS KKR Capital Corp., 4.25%, 1/15/2020	5,000,000	5,012,611

Global Bank Corp., 144A, 4.5%, 10/20/2021	2,875,000	2,959,468

HSBC Holdings PLC, 6.0%, Perpetual (b)	500,000	514,260

Huarong Finance 2017 Co., Ltd., REG S, 3.375%, 1/24/2020	2,500,000	2,503,175

ICICI Bank Ltd., 144A, 3.5%, 3/18/2020	1,750,000	1,756,265

ING Groep NV:

3-month USD-LIBOR + 1.000%, 3.085%**, 10/2/2023	6,500,000	6,526,513

3.15%, 3/29/2022	1,580,000	1,615,599

Intesa Sanpaolo SpA, 144A, 3.125%, 7/14/2022	2,955,000	2,966,454

JPMorgan Chase & Co., 3-month USD-LIBOR + 0.610%, 2.755%**, 6/18/2022	4,000,000	4,012,177

Lloyds Banking Group PLC, 3.1%, 7/6/2021	1,160,000	1,175,606

Morgan Stanley, 2.72%, 7/22/2025	4,220,000	4,262,279

Nationwide Building Society, 144A, 3.622%, 4/26/2023	1,540,000	1,569,944

NatWest Markets PLC:

144A, 3-month USD-LIBOR + 1.400%, 3.504%**, 9/29/2022	5,000,000	5,037,234

5.625%, 8/24/2020	3,000,000	3,080,993

Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	450,000	474,255

Regions Financial Corp., 3.2%, 2/8/2021	6,000,000	6,074,044

Royal Bank of Scotland Group PLC, 3.498%, 5/15/2023	750,000	759,983

Santander Holdings U.S.A., Inc., 3.4%, 1/18/2023	6,150,000	6,293,259

Santander UK PLC, 2.125%, 11/3/2020	5,455,000	5,449,683

Standard Chartered PLC:

144A, 2.744%, 9/10/2022	4,000,000	4,004,120

144A, 4.247%, 1/20/2023	4,660,000	4,817,969

Synchrony Bank, 3.0%, 6/15/2022	5,300,000	5,372,830

Synchrony Financial, 4.375%, 3/19/2024	180,000	191,003

The Goldman Sachs Group, Inc., 2.905%, 7/24/2023	750,000	760,074

		202,361,092

Health Care 1.4%

Anthem, Inc., 2.375%, 1/15/2025	1,400,000	1,394,720

Bausch Health Companies, Inc., 144A, 7.0%, 3/15/2024	1,800,000	1,891,728

Bayer U.S. Finance II LLC, 144A, 3-month USD-LIBOR + 0.630%, 2.736%**, 6/25/2021	3,435,000	3,431,053

The accompanying notes are an integral part of the financial statements.

16	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

Becton, Dickinson & Co., 3-month USD-LIBOR + 0.875%, 2.979%**, 12/29/2020	1,273,000	1,273,426

CVS Health Corp., 2.625%, 8/15/2024	1,360,000	1,366,047

CVS Pass-Through Trust, 6.036%, 12/10/2028	1,155,533	1,299,864

HCA, Inc., 5.25%, 6/15/2026	1,000,000	1,113,517

Mylan NV, 3.15%, 6/15/2021	2,500,000	2,531,665

		14,302,020

Industrials 2.4%

Avolon Holdings Funding Ltd., 144A, 5.125%, 10/1/2023	670,000	710,870

Bombardier, Inc., 144A, 6.0%, 10/15/2022	2,000,000	1,997,500

CNH Industrial Capital LLC, 3.875%, 10/15/2021	2,185,000	2,241,635

Colfax Corp., 144A, 6.0%, 2/15/2024	635,000	672,052

DAE Funding LLC, 144A, 5.25%, 11/15/2021	2,000,000	2,080,000

Delta Air Lines, Inc., 3.4%, 4/19/2021	1,818,000	1,843,393

L3Harris Technologies, Inc., 2.7%, 4/27/2020	1,890,000	1,893,783

Park Aerospace Holdings Ltd., 144A, 4.5%, 3/15/2023	1,750,000	1,810,900

Rumo Luxembourg Sarl, 144A, 7.375%, 2/9/2024	1,000,000	1,076,260

Ryder System, Inc.:

2.875%, 6/1/2022	1,350,000	1,371,561

3.5%, 6/1/2021	1,910,000	1,951,372

Spirit AeroSystems, Inc., 3-month USD-LIBOR + 0.800%, 2.919%**, 6/15/2021	2,927,000	2,924,553

Transnet SOC Ltd., 144A, 4.0%, 7/26/2022	2,500,000	2,512,500

Wabtec Corp., 3-month USD-LIBOR + 1.300%, 3.419%**, 9/15/2021	980,000	980,029

Waste Management, Inc., 2.95%, 6/15/2024	900,000	931,287

		24,997,695

Information Technology 2.5%

Broadcom Corp., 3.625%, 1/15/2024	5,000,000	5,113,050

Broadcom, Inc., 144A, 3.125%, 4/15/2021	3,509,000	3,542,661

Dell International LLC:

144A, 4.42%, 6/15/2021	520,000	536,176

144A, 5.45%, 6/15/2023	3,200,000	3,482,491

144A, 5.875%, 6/15/2021	480,000	487,680

Fidelity National Information Services, Inc., 2.25%, 8/15/2021	4,550,000	4,556,301

Microchip Technology, Inc., 3.922%, 6/1/2021	2,902,000	2,964,033

NXP BV, 144A, 4.625%, 6/1/2023	4,000,000	4,257,846

Seagate HDD Cayman, 4.875%, 3/1/2024	1,800,000	1,890,709

		26,830,947

Materials 2.3%

AK Steel Corp., 7.625%, 10/1/2021	1,500,000	1,477,500

AngloGold Ashanti Holdings PLC, 5.375%, 4/15/2020 (a)	2,500,000	2,538,706

Celanese U.S. Holdings LLC, 3.5%, 5/8/2024	720,000	746,489

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	17

	Principal Amount ($)	Value ($)

CF Industries, Inc., 144A, 3.4%, 12/1/2021	535,000	544,298

Chemours Co., 6.625%, 5/15/2023	1,552,000	1,532,600

CNAC HK Finbridge Co., Ltd., REG S, 3.5%, 7/19/2022	2,000,000	2,023,808

Glencore Funding LLC, 144A, 4.125%, 3/12/2024	3,480,000	3,650,357

Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020	3,000,000	3,050,340

Hudbay Minerals, Inc., 144A, 7.25%, 1/15/2023	300,000	309,750

International Flavors & Fragrances, Inc., 3.4%, 9/25/2020	1,230,000	1,244,064

NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024	1,260,000	1,295,721

Novelis Corp., 144A, 6.25%, 8/15/2024	2,200,000	2,299,000

Syngenta Finance NV, 144A, 3.698%, 4/24/2020	1,429,000	1,433,749

The Mosaic Co., 3.25%, 11/15/2022	2,515,000	2,569,600

		24,715,982

Real Estate 1.4%

American Tower Corp., (REIT), 3.375%, 5/15/2024	5,000,000	5,196,900

Office Properties Income Trust, (REIT), 4.15%, 2/1/2022	5,000,000	5,112,729

Qatari Diar Finance Co., 144A, 5.0%, 7/21/2020	2,000,000	2,037,980

Ventas Realty LP, (REIT), 3.5%, 4/15/2024	2,100,000	2,199,535

VEREIT Operating Partnership LP, (REIT), 4.125%, 6/1/2021	490,000	502,855

		15,049,999

Utilities 1.2%

CenterPoint Energy, Inc., 3.6%, 11/1/2021	1,270,000	1,303,752

Dominion Energy, Inc., Step-Up Coupon, 3.07% to 08/15/2024	2,106,000	2,157,294

DTE Energy Co., Series B, 2.6%, 6/15/2022	2,330,000	2,346,415

Evergy, Inc., 2.45%, 9/15/2024	1,818,000	1,816,596

Korea East-West Power Co., Ltd., 144A, 2.625%, 6/19/2022	2,665,000	2,686,627

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	855,000	880,650

Southern California Edison Co., Series E, 3.7%, 8/1/2025	800,000	846,282

		12,037,616
Total Corporate Bonds (Cost $464,381,447)		471,329,731

Mortgage-Backed Securities Pass-Throughs 0.1%

Federal National Mortgage Association:

3.0%, with various maturities from 5/1/2027 until 6/1/2027	261,393	269,069

12-month USD-LIBOR + 1.770%, 4.02%**, 9/1/2038	19,549	20,519

4.5%, 4/1/2023	15,231	15,763

The accompanying notes are an integral part of the financial statements.

18	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

Government National Mortgage Association:

6.0%, with various maturities from 1/15/2022 until 1/15/2039	193,924	205,919

7.0%, 6/20/2038	4,609	5,331

9.5%, 7/15/2020	39	39

Total Mortgage-Backed Securities Pass-Throughs (Cost $528,684)		516,640

Asset-Backed 19.5%
Automobile Receivables 6.2%

AmeriCredit Automobile Receivables Trust:

“B”, Series 2016-3, 1.8%, 10/8/2021	3,219,858	3,217,283

“B”, Series 2016-4, 1.83%, 12/8/2021	2,785,000	2,781,661

“C”, Series 2015-3, 2.73%, 3/8/2021	387,507	387,613

“C”, Series 2019-2, 2.74%, 4/18/2025	1,840,000	1,862,470

“C”, Series 2016-2, 2.87%, 11/8/2021	1,705,374	1,709,242

“C”, Series 2015-4, 2.88%, 7/8/2021	1,328,577	1,329,973

“D”, Series 2017-1, 3.13%, 1/18/2023	3,420,000	3,471,029

“D”, Series 2015-3, 3.34%, 8/8/2021	4,331,000	4,344,749

Avis Budget Rental Car Funding AESOP LLC:

“B”, Series 2014-2A, 144A, 3.29%, 2/20/2021	4,583,333	4,587,526

“C”, Series 2015-1A, 144A, 3.96%, 7/20/2021	4,000,000	4,013,325

Canadian Pacer Auto Receivables Trust:

“A2A”, Series 2018-2A, 144A, 3.0%, 6/21/2021	587,641	589,205

“B”, Series 2018-2A, 144A, 3.63%, 1/19/2024	1,000,000	1,029,802

CPS Auto Receivables Trust:

“B”, Series C-2019, 144A, 2.63%, 8/15/2023	1,000,000	1,004,090

“C”, Series 2018-A, 144A, 3.05%, 12/15/2023	3,350,000	3,365,830

“B”, Series 2019-B, 144A, 3.09%, 4/17/2023	1,050,000	1,060,631

“C”, Series 2016-B, 144A, 4.22%, 3/15/2022	1,830,869	1,840,208

“D”, Series 2014-D, 144A, 5.33%, 11/16/2020	2,140,000	2,148,476

CPS Auto Trust, “C”, Series 2016-D, 144A, 2.9%, 1/17/2023	1,357,436	1,359,352

Flagship Credit Auto Trust:

“D”, Series 2016-4, 144A, 3.89%, 11/15/2022	1,000,000	1,024,561

“D”, Series 2015-3, 144A, 7.12%, 11/15/2022	3,000,000	3,106,307

Foursight Capital Automobile Receivables Trust, “B”, Series 2018-2, 144A, 3.8%, 11/15/2023	1,140,000	1,172,983

Hertz Vehicle Financing II LP:

“A”, Series 2017-2A, 144A, 3.29%, 10/25/2023	4,000,000	4,091,635

“A”, Series 2019-1A, 144A, 3.71%, 3/25/2023	2,250,000	2,317,223

“C”, Series 2018-1A, 144A, 4.39%, 2/25/2024	1,500,000	1,542,781

Navistar Financial Dealer Note Master Owner Trust II, “A”, Series 2018-1, 144A, 1-month USD-LIBOR + 0.630%, 2.648%**, 9/25/2023	1,250,000	1,251,540

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	19

	Principal Amount ($)	Value ($)

Santander Drive Auto Receivables Trust:

“C” Series 2019-3, 2.49%, 10/15/2025	4,000,000	4,013,689

“B”, Series 2018-2, 3.03%, 9/15/2022	2,050,000	2,054,551

“C”, Series 2019-1, 3.42%, 4/15/2025	250,000	254,752

“C”, Series 2018-5, 3.81%, 12/16/2024	2,500,000	2,545,784

Tesla Auto Lease Trust, “A”, Series 2018-B, 144A, 3.71%, 8/20/2021	1,179,444	1,198,434

World Omni Select Auto Trust, “B”, Series 2018-1A, 144A, 3.68%, 7/15/2023	1,000,000	1,021,577

		65,698,282

Credit Card Receivables 2.5%

BA Credit Card Trust, “A2”, Series 2017-A2, 1.84%, 1/17/2023	1,550,000	1,548,465

Citibank Credit Card Issuance Trust, “A7”, Series 2017-A7, 1-month USD-LIBOR + 0.370%, 2.412%**, 8/8/2024	2,000,000	2,004,383

Evergreen Credit Card Trust:

“C”, Series 2019-2, 144A, 2.62%, 9/15/2024	900,000	896,157

“B”, Series 2019-1, 144A, 3.59%, 1/15/2023	4,000,000	4,054,574

“C”, Series 2019-1, 144A, 3.98%, 1/15/2023	3,000,000	3,042,502

Master Credit Card Trust II, “C”, Series 2017-1A, 144A, 3.06%, 7/21/2021	2,920,000	2,920,233

Synchrony Card Issuance Trust, “A”, Series 2018-A1, 3.38%, 9/15/2024	4,080,000	4,184,852

Synchrony Credit Card Master Note Trust, “C”, Series 2017-2, 3.01%, 10/15/2025	2,352,000	2,385,258

World Financial Network Credit Card Master Trust, “M”, Series 2016-A, 2.33%, 4/15/2025	5,000,000	4,980,826

		26,017,250

Home Equity Loans 0.2%

NovaStar Mortgage Funding Trust, “M3”, Series 2004-3, 1-month USD-LIBOR + 1.050%, 3.068%**, 12/25/2034	395,501	397,909

People’s Choice Home Loan Securities Trust, “A3”, Series 2004-1, 1-month USD-LIBOR + 1.040%, 3.058%**, 6/25/2034	1,508,945	1,533,796

Renaissance Home Equity Loan Trust:

“AF1”, Series 2006-4, 5.545%, 1/25/2037	57,490	31,048

“AF1”, Series 2007-2, 5.893%, 6/25/2037	340,249	150,335

Southern Pacific Secured Asset Corp., “A8”, Series 1998-2, 6.37%, 7/25/2029	1,039	1,076

		2,114,164

Miscellaneous 10.0%

ALM V Ltd., “A1R3”, Series 2012-5A, 144A, 3-month USD-LIBOR + 0.910%, 3.21%**, 10/18/2027	680,000	679,627

The accompanying notes are an integral part of the financial statements.

20	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

ALM VIII Ltd., “A1R”, Series 2013-8A, 144A, 3-month USD-LIBOR + 1.490%, 3.793%**, 10/15/2028	3,750,000	3,752,606

Apidos CLO XXIV, “A1BR”, Series 2016-24A,144A, 3-month USD-LIBOR + 1.450%, 3.728%**, 10/20/2030	3,400,000	3,357,398

Applebee’s Funding LLC, “A2I”, Series 2019-1A, 144A, 4.194%, 6/7/2049	2,800,000	2,864,008

Ares XXIX CLO Ltd., “A2R”, Series 2014-1A, 144A, 3-month USD-LIBOR + 1.600%, 3.903%**, 4/17/2026	10,000,000	10,000,080

Babson CLO Ltd.:

“BR”, Series 2015-IA, 144A, 3-month USD-LIBOR + 1.400%, 3.678%**, 1/20/2031	2,000,000	1,961,686

“A2R”, Series 2016-1A, 144A, 3-month USD-LIBOR + 1.450%, 3.709%**, 7/23/2030	1,500,000	1,481,788

Bristol Park CLO Ltd., “A”, Series 2016-1A, 144A, 3-month USD-LIBOR + 1.420%, 3.723%**, 4/15/2029	3,750,000	3,756,086

Carlyle Global Market Strategies CLO Ltd., “BR2”, Series 2014-1A, 144A, 3-month USD-LIBOR + 1.400%, 3.703%**, 4/17/2031	4,000,000	3,931,812

Countrywide Home Equity Loan Trust, “2A”, Series 2006-I, 1-month USD-LIBOR + 0.140%, 2.168%**, 1/15/2037	1,609,371	1,541,475

Credit-Based Asset Servicing and Securitization LLC, “AF2”, Series 2006-CB2, 3.428%, 12/25/2036	2,402,495	2,187,064

DB Master Finance LLC, “A2I”, Series 2019-1A, 144A, 3.787%, 5/20/2049	1,586,025	1,633,289

Dell Equipment Finance Trust:

“C”, Series 2017-2, 144A, 2.73%, 10/24/2022	1,250,000	1,254,046

“D”, Series 2017-1, 144A, 3.44%, 4/24/2023	560,000	561,824

“D”, Series 2019-1, 144A, 3.45%, 3/24/2025	1,600,000	1,626,668

“C”, Series 2018-1, 144A, 3.53%, 6/22/2023	500,000	509,528

“C”, Series 2018-2, 144A, 3.72%, 10/22/2023	2,000,000	2,053,204

Domino’s Pizza Master Issuer LLC, “A2II”, Series 2017-1A, 144A, 3.082%, 7/25/2047	9,800,000	9,833,222

Dryden 49 Senior Loan Fund, “B”, Series 2017-49A, 144A, 3-month USD-LIBOR + 1.700%, 4.0%**, 7/18/2030	570,000	566,745

Flatiron CLO Ltd., “B”, Series 2018-1A, 144A, 3-month USD-LIBOR + 1.350%, 3.653%**, 4/17/2031	2,500,000	2,434,817

Galaxy XV CLO Ltd., “AR”, Series 2013-15A, 144A, 3-month USD-LIBOR + 1.200%, 3.503%**, 10/15/2030	330,000	329,285

GMF Floorplan Owner Revolving Trust, “C”, Series 2019-1, 144A, 3.06%, 4/15/2024	460,000	466,620

Hilton Grand Vacations Trust:

“B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	223,203	221,982

“B”, Series 2017-AA, 144A, 2.96%, 12/26/2028	845,457	846,980

HPEFS Equipment Trust, “C”, Series 2019-1A, 144A, 2.49%, 9/20/2029	860,000	861,927

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	21

	Principal Amount ($)	Value ($)

LCM LP, “BR2”, Series 2016-A, 144A, 3-month USD-LIBOR + 1.750%, 4.053%**, 10/15/2031	2,120,000	2,099,020

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	2,596,414	2,643,339

Neuberger Berman CLO XVII Ltd., “A2R2”, Series 2014-18A, 144A, 3-month USD-LIBOR + 1.700%, 3.978%**, 10/21/2030	1,800,000	1,781,968

Neuberger Berman Loan Advisers CLO Ltd.:

“A2”, Series 2018-29A, 144A, 3-month USD-LIBOR + 1.400%, 3.703%**, 10/19/2031	2,000,000	1,962,966

“B”, Series 2018-27A, 144A, 3-month USD-LIBOR + 1.400%, 3.703%**, 1/15/2030	6,000,000	5,867,760

NRZ Excess Spread-Collateralized Notes:

“B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	2,164,024	2,175,699

“D”, Series 2018-PLS1, 144A, 4.374%, 1/25/2023	640,244	643,799

Octagon Investment Partners XVI Ltd., “BR”, Series 2013-1A, 144A, 3-month USD-LIBOR + 1.600%, 3.903%**, 7/17/2030	9,000,000	8,873,388

Taco Bell Funding LLC, “A2I”, Series 2018-1A, 144A, 4.318%, 11/25/2048	3,970,000	4,111,967

Towd Point Mortgage Trust Tpmt, “A1”, Series 2019-MH1, 144A, 3.0%, 11/25/2058 (c)	2,000,000	2,012,736

Venture XXVIII CLO Ltd., “A2”, Series 2017-28A, 144A, 3-month USD-LIBOR + 1.110%, 3.388%**, 7/20/2030	1,000,000	992,938

Voya CLO Ltd.:

“A1R”, Series 2015-1A, 144A, 3-month USD-LIBOR + 0.900%, 3.2%**, 1/18/2029	3,015,000	3,011,403

“A1R”, Series 2014-2A, 144A, 3-month USD-LIBOR + 1.250%, 3.553%**, 4/17/2030	6,950,000	6,951,293

“A3R”, Series 2016-3A, 144A, 3-month USD-LIBOR + 1.750%, 4.05%**, 10/18/2031	4,500,000	4,477,639

		106,319,682

Student Loans 0.6%

SLM Student Loan Trust:

“A6”, Series 2004-1, 144A, 3-month USD-LIBOR + 0.750%, 3.026%**, 7/25/2039	5,500,000	5,478,705

“A4”, Series 2008-5, 3-month USD-LIBOR + 1.700%, 3.976%**, 7/25/2023	1,153,079	1,164,140

		6,642,845
Total Asset-Backed (Cost $206,051,704)		206,792,223

Commercial Mortgage-Backed Securities 6.6%

Atrium Hotel Portfolio Trust, “B”, Series 2018-ATRM, 144A, 1-month USD-LIBOR + 1.430%, 3.458%**, 6/15/2035	3,500,000	3,497,787

The accompanying notes are an integral part of the financial statements.

22	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

BAMLL Commercial Mortgage Securities Trust:

“B”, Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.150%, 3.178%**, 9/15/2034	3,500,000	3,507,853

“C”, Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.350%, 3.378%**, 9/15/2034	1,000,000	1,000,079

BBCMS Mortgage Trust, “A”, Series 2018-TALL, 144A, 1-month USD-LIBOR + 0.722%, 2.75%**, 3/15/2037	4,000,000	3,990,050

BHMS Mortgage Trust, “A”, Series 2018-ATLS, 144A, 1-month USD-LIBOR + 1.250%, 3.278%**, 7/15/2035	1,500,000	1,499,991

BX Commercial Mortgage Trust:

“C”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.100%, 3.128%**, 11/15/2035	1,301,910	1,301,097

“B”, Series 2019-IMC, 144A, 1-month USD-LIBOR + 1.300%, 3.328%**, 4/15/2034	3,500,000	3,502,192

“D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 3.328%**, 11/15/2035	392,639	392,885

BXP Trust, “B”, Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.100%, 3.128%**, 11/15/2034	3,960,000	3,945,109

Citigroup Commercial Mortgage Trust:

“C”, Series 2019-PRM, 144A, 3.896%, 5/10/2036	869,349	906,865

“C”, Series 2019-SMRT, 144A, 4.682%, 1/10/2024	3,000,000	3,217,980

“M”, Series 2005-EMG, 144A, 5.5%, 9/20/2051 (d)	134,790	130,104

COMM Mortgage Trust:

“AM”, Series 2013-CR6, 144A, 3.147%, 3/10/2046	1,200,000	1,231,600

“AM”, Series 2013-LC6, 3.282%, 1/10/2046	1,500,000	1,540,427

“B”, Series 2013-CR6, 144A, 3.397%, 3/10/2046	2,800,000	2,877,990

Credit Suisse First Boston Mortgage Securities Corp., “F”, Series 2005-C1, 144A, 4.821%, 2/15/2038	127,082	127,265

CSAIL Commercial Mortgage Trust, “B”, Series 2019-C15, 4.476%, 3/15/2052	1,000,000	1,123,988

DBCG Mortgage Trust, “A”, Series 2017-BBG, 144A, 1-month USD-LIBOR + 0.700%, 2.728%**, 6/15/2034	3,920,000	3,910,188

DBGS Mortgage Trust, “B”, Series 2018-5BP, 144A, 1-month USD-LIBOR + 0.830%, 2.858%**, 6/15/2033	2,500,000	2,492,149

DBWF Mortgage Trust, “C”, Series 2018-GLKS, 144A, 1-month USD-LIBOR + 1.750%, 3.807%**, 11/19/2035	250,000	249,999

FHLMC Multifamily Structured Pass-Through Certificates:

“X1P”, Series KL05, Interest Only, 1.024%**, 6/25/2029	17,800,000	1,337,223

“X1”, Series K058, Interest Only, 1.056%**, 8/25/2026	23,584,735	1,297,488

“X1”, Series K722, Interest Only, 1.44%**, 3/25/2023	15,064,121	552,091

GE Capital Commercial Mortgage Corp., “J”, Series 2005-C2, 144A, 5.883%**, 5/10/2043	9,198	9,173

GS Mortgage Securities Corp., Trust, “C”, Series 2018-FBLU, 144A, 1-month USD-LIBOR + 1.600%, 3.628%**, 11/15/2035	1,000,000	1,000,617

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	23

	Principal Amount ($)	Value ($)

GSCG Trust, “C”, Series 2019-600C, 144A, 3.462%, 9/6/2034	1,000,000	1,018,120

Hospitality Mortgage Trust, “B”, Series 2019-HIT, 144A, 1-month USD-LIBOR + 1.350%, 3.378%**, 11/15/2036	4,187,956	4,185,329

IMT Trust, “BFL”, Series 2017-APTS, 144A, 1-month USD-LIBOR + 0.950%, 2.978%**, 6/15/2034	5,000,000	4,995,311

InTown Hotel Portfolio Trust, “C”, Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.250%, 3.278%**, 1/15/2033	2,260,000	2,258,567

JPMorgan Chase Commercial Mortgage Securities Corp., “H”, Series 2004-CB8, 144A, 4.506%**, 1/12/2039	326,764	330,589

Morgan Stanley Bank of America Merrill Lynch Trust, “300B”, Series 2014-C18, 3.996%, 8/15/2031	750,000	792,300

Morgan Stanley Capital I Trust:

“B”, Series 2018-SUN, 144A, 1-month USD-LIBOR + 1.200%, 3.228%**, 7/15/2035	1,568,800	1,567,806

“B”, Series 2019-BPR, 144A, 1-month USD-LIBOR + 2.100%, 4.128%**, 5/15/2036	1,000,000	999,990

MTRO Commercial Mortgage Trust, “C”, Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.300%, 3.328%**, 12/15/2033	250,000	250,156

Natixis Commercial Mortgage Securities Trust, “B”, Series 2018-850T, 144A, 1-month USD-LIBOR + 0.954%, 2.981%**, 7/15/2033	3,500,000	3,495,605

NYT Mortgage Trust, “B”, Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.400%, 3.428%**, 11/15/2035	500,000	502,026

UBS Commercial Mortgage Trust:

“XA”, Series 2017-C7, Interest Only, 1.214%**, 12/15/2050	29,555,659	1,945,442

“XA”, Series 2017-C1, Interest Only, 1.733%**, 6/15/2050	24,885,229	2,259,069

WFRBS Commercial Mortgage Trust, “AS”, Series 2014-C24, 3.931%, 11/15/2047	240,000	255,499

Total Commercial Mortgage-Backed Securities (Cost $69,129,367)		69,497,999

Collateralized Mortgage Obligations 6.2%

Angel Oak Mortgage Trust, “A1”, Series 2019-3, 144A, 2.93%**, 5/25/2059	3,777,512	3,802,041

Banc of America Funding Corp., “1A1”, Series 2008-R2, 144A, 6.0%, 9/25/2037	207,415	210,595

Banc of America Mortgage Securities, Inc.:

“2A3”, Series 2005-J, 4.429%**, 11/25/2035	129,246	130,789

“2A8”, Series 2003-J, 4.592%**, 11/25/2033	289,709	293,918

“A15”, Series 2006-2, 6.0%, 7/25/2046	14,831	13,825

Bear Stearns Adjustable Rate Mortgage Trust, “5A”, Series 2003-8, 4.471%**, 1/25/2034	393,654	395,491

The accompanying notes are an integral part of the financial statements.

24	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

BRAVO Residential Funding Trust, “A1”, Series 2019-NQM1, 144A, 2.666%, 7/25/2059	3,218,482	3,222,763

Connecticut Avenue Securities Trust:

“1M2”, Series 2019-R03, 144A, 1-month USD-LIBOR + 2.150%, 4.168%**, 9/25/2031	294,000	295,404

“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.300%, 4.318%**, 8/25/2031	466,667	469,061

Countrywide Home Loan Mortgage Pass Through Trust, “5A1”, Series 2005-HY10, 3.838%**, 2/20/2036	79,889	69,651

Credit Suisse First Boston Mortgage Securities Corp., “5A1”, Series 2004-7, 5.0%, 10/25/2019	136,592	139,300

Ellington Financial Mortgage Trust, “A1FX”, Series 2018-1, 144A, 4.14%, 10/25/2058	1,259,833	1,275,734

Fannie Mae Connecticut Avenue Securities:

“1M1”, Series 2016-C04, 1-month USD-LIBOR + 1.450%, 3.468%**, 1/25/2029	370,343	370,933

“1M1”, Series 2016-C03, 1-month USD-LIBOR + 2.000%, 4.018%**, 10/25/2028	154,322	154,773

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 4.018%**, 3/25/2031	375,000	376,365

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.368%**, 1/25/2031	500,000	505,673

Federal Home Loan Mortgage Corp.:

“PT”, Series 3586, 1.559%, 2/15/2038	519,378	454,852

“PI”, Series 4485, Interest Only, 3.5%, 6/15/2045	4,703,554	576,261

“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	3,742,246	416,461

“CI”, Series 4104, Interest Only, 4.0%, 5/15/2041	6,482,839	693,738

“LG”, Series 4281, 4.0%, 1/15/2043	5,439,046	5,723,017

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	17,220,443	3,033,475

“LA”, Series 1343, 8.0%, 8/15/2022	14,213	15,061

“PK”, Series 1751, 8.0%, 9/15/2024	77,469	85,143

Federal National Mortgage Association:

“DE”, Series 2014-18, 4.0%, 8/25/2042	1,982,013	2,084,289

“9”, Series 406, Interest Only, 4.5%, 2/25/2041	3,876,854	641,193

“IX”, Series 2012-72, Interest Only, 4.5%, 7/25/2042	2,985,620	492,197

“IM”, Series 2014-72, Interest Only, 4.5%, 3/25/2044	4,237,879	377,442

“2”, Series 350, Interest Only, 5.5%, 3/25/2034	107,289	17,944

“1A6”, Series 2007-W8, 6.532%**, 9/25/2037	598,994	680,559

Flagstar Mortgage Trust, “A4”, Series 2018-4, 144A, 4.0%, 7/25/2048	1,575,547	1,580,809

Freddie Mac Structured Agency Credit Risk Debt Notes:

“M2”, Series 2016-DNA3, 1-month USD-LIBOR + 2.000%, 4.018%**, 12/25/2028	834,036	836,228

“M2”, Series 2016-DNA2, 1-month USD-LIBOR + 2.200%, 4.218%**, 10/25/2028	111,608	111,701

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	25

	Principal Amount ($)	Value ($)

“M2”, Series 2015-DNA3, 1-month USD-LIBOR + 2.850%, 4.868%**, 4/25/2028	2,429,417	2,453,228

“M2”, Series 2016-DNA1, 1-month USD-LIBOR + 2.900%, 4.918%**, 7/25/2028	1,532,537	1,542,906

Freddie Mac Structured Agency Credit Risk Trust:

“M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.450%, 4.468%**, 3/25/2049	1,100,000	1,111,777

“M2”, Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.650%, 4.668%**, 1/25/2049	105,000	106,630

FWDSecuritization Trust, “A1”, Series 2019-INV1, 144A, 2.81%, 6/25/2049	956,632	960,427

Government National Mortgage Association:

“IT”, Series 2013-82, Interest Only, 3.5%, 5/20/2043	18,817,415	2,917,059

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	4,091,150	353,454

“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045	7,641,849	948,795

“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	3,194,051	424,763

“IP”, Series 2014-11, Interest Only, 4.5%, 1/20/2043	2,203,646	226,527

“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	2,209,100	298,167

“IO”, Series 2008-7, Interest Only, 5.5%, 3/20/2037	443,986	45,652

“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039	313,735	69,950

JPMorgan Mortgage Trust:

“A15”, Series 2018-9, 144A, 4.0%, 2/25/2049	930,002	930,633

“A15”, Series 2018-LTV1, 144A, 4.5%, 4/25/2049	498,326	506,889

“6A1”, Series 2005-A6, 4.625%**, 8/25/2035	223,419	229,831

Merrill Lynch Mortgage Investors Trust, “1A”, Series 2004-1, 4.352%**, 12/25/2034	14,977	15,151

New Residential Mortgage Loan:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	1,916,084	1,920,118

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	1,999,218	2,025,089

New Residential Mortgage Loan Trust, “A2”, Series 2019-NQM1, 144A, 3.877%, 1/25/2049	5,749,147	5,828,368

Prudential Home Mortgage Securities Co., Inc., “4B”, Series 1994-A, 144A, 6.73%**, 4/28/2024	1,547	1,557

Residential Accredit Loans, Inc., “A1”, Series 2003-QS18, 5.0%, 10/1/2019	16,415	13,132

Residential Asset Mortgage Products, Inc.:

“A5”, Series 2005-SL1, 6.5%, 5/25/2032	207,681	198,461

“A4”, Series 2004-SL4, 7.0%, 7/25/2032	127,899	121,669

“A3”, Series 2004-SL3, 7.5%, 12/25/2031	294,393	299,682

Residential Funding Mortgage Securities I, “A1”, Series 2005-S3, 4.75%, 3/25/2020	63,508	63,209

Sequoia Mortgage Trust:

“A10”, Series 2019-CH1, 144A, 4.0%, 2/25/2048	2,092,973	2,117,813

“A10”, Series 2019-CH3, 144A, 4.0%, 9/25/2049	3,350,000	3,401,560

The accompanying notes are an integral part of the financial statements.

26	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

STACR Trust:

“M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 4.118%**, 9/25/2048	540,541	541,773

“M2”, Series 2018-DNA2, 144A, 1-month USD-LIBOR + 2.150%, 4.168%**, 12/25/2030	1,350,000	1,361,463

Verus Securitization Trust:

“A1”, Series 2019-INV2, 144A, 2.913%, 7/25/2059	975,973	978,601

“A1”, Series 2019-INV1, 144A, 3.402%, 12/25/2059	2,061,028	2,078,103

“A1”, Series 2018-INV1, 144A, 3.626%, 3/25/2058	1,678,691	1,683,444

Washington Mutual Mortgage Pass-Through Certificates Trust, “A9”, Series 2003-S9, 5.25%, 10/25/2033	436,938	452,390

Total Collateralized Mortgage Obligations (Cost $65,911,755)		65,774,957

Government & Agency Obligations 20.0%
Other Government Related (e) 1.2%

Banque Ouest Africaine de Developpement, 144A, 5.5%, 5/6/2021	1,800,000	1,865,988

Eastern & Southern African Trade & Development Bank, REG S, 5.375%, 3/14/2022	1,186,000	1,219,208

Eurasian Development Bank:

144A, 4.767%, 9/20/2022	2,000,000	2,085,252

144A, 5.0%, 9/26/2020	1,440,000	1,469,295

Gazprom OAO, 144A, 4.95%, 7/19/2022	500,000	528,750

Severstal OAO, 144A, 5.9%, 10/17/2022	1,000,000	1,080,000

Vnesheconombank:

144A, 6.902%, 7/9/2020	4,000,000	4,118,176

144A, 5.942%, 11/21/2023	500,000	547,812

		12,914,481

Sovereign Bonds 0.6%

Export-Import Bank of Korea:

3.5%, 11/27/2021	1,455,000	1,496,845

2.5%, 11/1/2020	1,680,000	1,684,095

Republic of Indonesia, 4.45%, 2/11/2024	200,000	214,210

Republic of Namibia, 144A, 5.5%, 11/3/2021	1,000,000	1,031,500

Republic of South Africa, 4.85%, 9/30/2029	2,000,000	1,992,300

		6,418,950
U.S. Treasury Obligations 18.2%

U.S. Treasury Bills:

1.809%***, 7/16/2020 (f)	2,590,000	2,553,276

2.573%***, 10/10/2019	260,000	259,885

2.574%***, 10/10/2019	30,000	29,987

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	27

	Principal Amount ($)	Value ($)

U.S. Treasury Bonds:

2.25%, 8/15/2046	2,000,000	2,050,938

2.25%, 8/15/2049	4,000,000	4,113,906

2.875%, 5/15/2049	2,000,000	2,332,578

3.375%, 11/15/2048	2,000,000	2,548,359

U.S. Treasury Notes:

1.125%, 6/30/2021	4,000,000	3,960,313

1.125%, 9/30/2021	10,000,000	9,897,656

1.25%, 3/31/2021	15,000,000	14,891,016

1.625%, 6/30/2021	3,900,000	3,895,734

1.625%, 8/15/2029	5,000,000	4,976,953

2.0%, 5/31/2024	2,000,000	2,039,922

2.0%, 6/30/2024	5,000,000	5,097,070

2.25%, 4/30/2021	14,600,000	14,716,914

2.25%, 7/31/2021	15,000,000	15,151,758

2.25%, 4/15/2022	3,000,000	3,047,109

2.25%, 4/30/2024	12,000,000	12,361,406

2.375%, 5/15/2029	5,000,000	5,309,766

2.5%, 5/31/2020	11,000,000	11,044,258

2.5%, 1/15/2022	20,000,000	20,387,500

2.5%, 2/15/2022	10,000,000	10,201,953

2.75%, 11/30/2020	10,000,000	10,107,422

2.75%, 4/30/2023	10,000,000	10,405,860

2.875%, 11/15/2021	10,000,000	10,253,906

3.125%, 11/15/2028	10,000,000	11,226,563

		192,862,008
Total Government & Agency Obligations (Cost $208,906,415)		212,195,439

	Shares	Value ($)
Common Stocks 0.0%
Information Technology
Answers Corp.* (Cost $256,895)	2,220	3,663

Warrants 0.0%
Information Technology
Answers Holdings, Inc., Expiration Date 4/14/2022* (d) (Cost $713,521)	6,166	0

Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.84% (g) (h) (Cost $2,437,365)	2,437,365	2,437,365

The accompanying notes are an integral part of the financial statements.

28	|	DWS Short Duration Fund

	Shares	Value ($)
Cash Equivalents 1.6%

DWS Central Cash Management Government Fund, 1.96% (g)	11,802,832	11,802,832

DWS ESG Liquidity Fund “Capital Shares”, 2.14% (g)	5,258,641	5,259,166

Total Cash Equivalents (Cost $17,061,475)		17,061,998

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,035,378,628)	98.7	1,045,610,015
Other Assets and Liabilities, Net	1.3	13,843,611

Net Assets	100.0	1,059,453,626

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2019 are as follows:

Value ($) at 9/30/2018	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 9/30/2019	Value ($) at 9/30/2019
Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.84% (g) (h)
5,737,150	—	3,299,785	(i)	—	—	34,687	—	2,437,365	2,437,365
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 1.96% (g)
13,977,934	490,056,850	492,231,952		—	—	251,800	—	11,802,832	11,802,832
DWS ESG Liquidity Fund “Capital Shares”, 2.14% (g)
5,026,939	10,231,726	10,001,200		675	1,026	233,529	—	5,258,641	5,259,166
24,742,023	500,288,576	505,532,937		675	1,026	520,016	—	19,498,838	19,499,363

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of September 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2019 amounted to $2,341,474, which is 0.2% of net assets.

(b)	Perpetual, callable security with no stated maturity date.

(c)	When-issued security.

(d)	Investment was valued using significant unobservable inputs.

(e)	Government-backed debt issued by financial companies or government sponsored enterprises.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	29

(f)	At September 30, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(h)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2019, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
2 Year U.S. Treasury Note	USD	12/31/2019	823	177,608,015	177,356,500	(251,515)
U.S. Treasury Long Bond	USD	12/19/2019	50	8,232,943	8,115,625	(117,318)
Total unrealized depreciation						(368,833)

At September 30, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	12/31/2019	305	36,478,848	36,337,398	141,450

The accompanying notes are an integral part of the financial statements.

30	|	DWS Short Duration Fund

As of September 30, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,640,788	CAD	3,500,000	12/13/2019	4,261	State Street Bank and Trust
EUR	12,300,000	JPY	1,471,968,183	12/13/2019	203,790	JPMorgan Chase Securities, Inc.
EUR	1,960,000	USD	2,180,584	12/13/2019	32,076	Barclays Bank PLC
Total unrealized appreciation					240,127

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	2,645,449	CAD	3,500,000	12/13/2019	(401)	State Street Bank and Trust

Currency Abbreviations
CAD Canadian Dollar
EUR Euro
JPY Japanese Yen
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	31

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (j)
Corporate Bonds	$—	$471,329,731	$—	$471,329,731
Mortgage-Backed Securities Pass-Throughs	—	516,640	—	516,640
Asset-Backed	—	206,792,223	—	206,792,223
Commercial Mortgage-Backed Securities	—	69,367,895	130,104	69,497,999
Collateralized Mortgage Obligations	—	65,774,957	—	65,774,957
Government & Agency Obligations	—	212,195,439	—	212,195,439
Common Stocks	—	3,663	—	3,663
Warrants	—	—	0	0
Short-Term Investments (j)	19,499,363	—	—	19,499,363
Derivatives (k)
Futures Contracts	141,450	—	—	141,450
Forward Foreign Currency Contracts	—	240,127	—	240,127
Total	$19,640,813	$1,026,220,675	$130,104	$1,045,991,592

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (k)
Futures Contracts	$(368,833)	$—	$—	$(368,833)
Forward Foreign Currency Contracts	—	(401)	—	(401)
Total	$(368,833)	$(401)	$—	$(369,234)

(j)	See Investment Portfolio for additional detailed categorizations.

(k)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Short Duration Fund

Statement of Assets and Liabilities

as of September 30, 2019

Assets
Investments in non-affiliated securities, at value (cost $1,015,879,788) — including $2,341,474 of securities loaned	$1,026,110,652
Investment in Deutsche Government & Agency Securities Portfolio (cost $2,437,365)*	2,437,365
Investment in affiliated securities, at value (cost $17,061,475)	17,061,998
Foreign currency, at value (cost $2,395,340)	2,368,409
Cash held as collateral for forward foreign currency contracts	130,000
Receivable for investments sold	8,392,187
Receivable for Fund shares sold	2,733,215
Interest receivable	6,942,223
Unrealized appreciation on forward foreign currency contracts	240,127
Other assets	189,919
Total assets	1,066,606,095

Liabilities
Cash overdraft	63,723
Payable upon return of securities loaned	2,437,365
Payable for investments purchased — when-issued security	2,018,069
Payable for Fund shares redeemed	1,089,231
Payable for variation margin on futures contracts	11,259
Payable upon return of deposit for forward foreign currency contracts	130,000
Unrealized depreciation on forward foreign currency contracts	401
Distributions payable	491,279
Accrued management fee	252,602
Accrued Trustees’ fees	14,373
Other accrued expenses and payables	644,167
Total liabilities	7,152,469
Net assets, at value	$1,059,453,626

Net Assets Consist of
Distributable earnings (loss)	(128,653,726)
Paid-in capital	1,188,107,352
Net assets, at value	$1,059,453,626

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	33

Statement of Assets and Liabilities as of September 30, 2019 (continued)

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($226,909,081 ÷ 26,117,740 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.69
Class T

Net Asset Value and redemption price per share ($10,612 ÷ 1,221 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.69

Maximum offering price per share (100 ÷ 97.50 of $8.69)	$8.91
Class C

Net Asset Value, offering and redemption (subject to contingent deferred sales charge) price per share ($53,244,514 ÷ 6,134,219 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.68
Class R6

Net Asset Value, offering and redemption price per share ($2,236,825 ÷ 257,121 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.70
Class S

Net Asset Value, offering and redemption price per share ($553,859,984 ÷ 63,566,933 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.71
Institutional Class

Net Asset Value, offering and redemption price per share ($223,192,610 ÷ 25,657,735 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.70

The accompanying notes are an integral part of the financial statements.

34	|	DWS Short Duration Fund

Statement of Operations

for the year ended September 30, 2019

Investment Income
Income:
Interest	$29,666,845
Income distributions from affiliated Underlying Funds	485,329
Securities lending income, net of borrower rebates	34,687
Total income	30,186,861
Expenses:

Management fee	3,362,585
Administration fee	921,256
Services to shareholders	1,248,042
Distribution and service fees	957,557
Custodian fee	28,032
Professional fees	99,595
Reports to shareholders	94,755
Registration fees	103,320
Trustees’ fees and expenses	47,272
Other	95,345
Total expenses before expense reductions	6,957,759
Expense reductions	(994,984)
Total expenses after expense reductions	5,962,775
Net investment income	24,224,086

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Sale of affiliated investments	675
Sale of non-affiliated investments	(402,629)
Swap contracts	(211,243)
Futures	3,192,645
Forward foreign currency contracts	575,733
Foreign currency	(13,442)
3,141,739
Change in net unrealized appreciation (depreciation) on:

Affiliated investments	1,026
Non-affiliated investments	16,070,721
Swap contracts	(72,022)
Futures	(348,478)
Forward foreign currency contracts	239,726
Foreign currency	(24,418)
15,866,555
Net gain (loss)	19,008,294
Net increase (decrease) in net assets resulting from operations	$43,232,380

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	35

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income	$24,224,086	$21,313,158
Net realized gain (loss)	3,141,739	(3,053,567)
Change in net unrealized appreciation (depreciation)	15,866,555	(11,368,679)
Net increase (decrease) in net assets resulting from operations	43,232,380	6,890,912
Distributions to shareholders:
Class A	(4,566,458)	(3,730,525)
Class T	(289)	(248)
Class C	(1,146,626)	(1,438,137)
Class R6	(47,104)	(5,449)
Class S	(15,977,023)	(14,665,613)
Institutional Class	(5,461,500)	(2,968,752)
Total distributions	(27,199,000)	(22,808,724)
Fund share transactions:

Proceeds from shares sold	580,562,227	413,859,758
Reinvestment of distributions	23,137,080	20,600,408
Payments for shares redeemed	(539,185,048)	(404,370,952)
Net assets acquired in tax-free reorganization*	86,795,579	—
Net increase (decrease) in net assets from Fund share transactions	151,309,838	30,089,214
Increase (decrease) in net assets	167,343,218	14,171,402
Net assets at beginning of period	892,110,408	877,939,006

Net assets at end of period	$1,059,453,626	$892,110,408

*	On August 5, 2019, DWS Fixed Income Opportunities Fund was acquired by the Fund through a tax-free reorganization (See Note G).

The accompanying notes are an integral part of the financial statements.

36	|	DWS Short Duration Fund

Financial Highlights

	Years Ended September 30,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.54	$8.69	$8.74	$8.82	$9.09
Income (loss) from investment operations:

Net investment income[a]	.21	.20	.17	.15	.14
Net realized and unrealized gain (loss)	.18	(.14)	.01	(.01)	(.19)
Total from investment operations	.39	.06	.18	.14	(.05)
Less distributions from:
Net investment income	(.24)	(.21)	(.23)	(.22)	(.22)
Net asset value, end of period	$8.69	$8.54	$8.69	$8.74	$8.82
Total Return (%)[b,c]	4.64	.73	2.06	1.65	(.54)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	227	149	158	243	341
Ratio of expenses before expense reductions (%)	.87	.88	.88	.89	.87
Ratio of expenses after expense reductions (%)	.79	.79	.80	.80	.80
Ratio of net investment income (%)	2.48	2.29	1.99	1.77	1.60
Portfolio turnover rate (%)	51	40	32	58	34

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges. Effective February 11, 2019 sales charges were eliminated on new Fund share purchases.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	37

	Years Ended September 30,		Period Ended
Class T	2019	2018	9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$8.54	$8.69	$8.70
Income (loss) from investment operations:

Net investment income[b]	.21	.20	.04
Net realized and unrealized gain (loss)	.18	(.14)	.02
Total from investment operations	.39	.06	.06
Less distributions from:
Net investment income	(.24)	(.21)	(.07)
Net asset value, end of period	$8.69	$8.54	$8.69
Total Return (%)[c,d]	4.64	.73	.73	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	10	10
Ratio of expenses before expense reductions (%)	.88	.88	1.00	*
Ratio of expenses after expense reductions (%)	.80	.79	.80	*
Ratio of net investment income (%)	2.48	2.31	1.96	*
Portfolio turnover rate (%)	51	40	32	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Funds’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

38	|	DWS Short Duration Fund

	Years Ended September 30,
Class C	2019	2018	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.53	$8.68	$8.73		$8.81	$9.08
Income (loss) from investment operations:

Net investment income[a]	.15	.13	.11		.09	.08
Net realized and unrealized gain (loss)	.18	(.13)	.00	*	(.01)	(.20)
Total from investment operations	.33	.00 *	.11		.08	(.12)
Less distributions from:
Net investment income	(.18)	(.15)	(.16)		(.16)	(.15)
Net asset value, end of period	$8.68	$8.53	$8.68		$8.73	$8.81
Total Return (%)[b,c]	3.87	(.03)	1.29		.89	(1.28)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	63	97		133	159
Ratio of expenses before expense reductions (%)	1.63	1.63	1.64		1.64	1.63
Ratio of expenses after expense reductions (%)	1.54	1.54	1.55		1.55	1.55
Ratio of net investment income (%)	1.74	1.53	1.23		1.03	.85
Portfolio turnover rate (%)	51	40	32		58	34

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	39

	Years Ended September 30,
Class R6	2019	2018	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.55	$8.70	$8.75		$8.84	$9.12
Income (loss) from investment operations:

Net investment income[a]	.24	.22	.19		.18	.18
Net realized and unrealized gain (loss)	.17	(.14)	.01		(.02)	(.21)
Total from investment operations	.41	.08	.20		.16	(.03)
Less distributions from:
Net investment income	(.26)	(.23)	(.25)		(.25)	(.25)
Net asset value, end of period	$8.70	$8.55	$8.70		$8.75	$8.84
Total Return (%)	4.90	.98 [b]	2.31	[b]	1.79 [b]	(.34)[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	.139	.238		.01	.01
Ratio of expenses before expense reductions (%)	.53	.57	.56		.75	.76
Ratio of expenses after expense reductions (%)	.53	.54	.55		.55	.55
Ratio of net investment income (%)	2.77	2.52	2.22		2.04	1.97
Portfolio turnover rate (%)	51	40	32		58	34

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

40	|	DWS Short Duration Fund

	Years Ended September 30,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.56	$8.72	$8.76	$8.85	$9.12
Income (loss) from investment operations:

Net investment income[a]	.24	.22	.19	.18	.17
Net realized and unrealized gain (loss)	.17	(.15)	.02	(.02)	(.19)
Total from investment operations	.41	.07	.21	.16	(.02)
Less distributions from:
Net investment income	(.26)	(.23)	(.25)	(.25)	(.25)
Net asset value, end of period	$8.71	$8.56	$8.72	$8.76	$8.85
Total Return (%)[b]	4.90	.87	2.43	1.79	(.28)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	554	552	522	570	744
Ratio of expenses before expense reductions (%)	.68	.69	.70	.70	.69
Ratio of expenses after expense reductions (%)	.54	.54	.55	.55	.55
Ratio of net investment income (%)	2.74	2.55	2.23	2.02	1.87
Portfolio turnover rate (%)	51	40	32	58	34

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	41

	Years Ended September 30,
Institutional Class	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.55	$8.70	$8.74	$8.83	$9.10
Income (loss) from investment operations:

Net investment income[a]	.24	.22	.19	.18	.16
Net realized and unrealized gain (loss)	.17	(.14)	.02	(.03)	(.19)
Total from investment operations	.41	.08	.21	.15	(.03)
Less distributions from:
Net investment income	(.26)	(.23)	(.25)	(.24)	(.24)
Net asset value, end of period	$8.70	$8.55	$8.70	$8.74	$8.83
Total Return (%)[b]	4.90	.98	2.43	1.79	(.28)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	223	129	100	45	83
Ratio of expenses before expense reductions (%)	.61	.64	.64	.61	.61
Ratio of expenses after expense reductions (%)	.54	.54	.55	.55	.55
Ratio of net investment income (%)	2.74	2.55	2.20	2.01	1.77
Portfolio turnover rate (%)	51	40	32	58	34

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

42	|	DWS Short Duration Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short Duration Fund (the “Fund”) is a diversified series of Deutsche DWS Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Prior to February 11, 2019, Class A shares were subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the investment of dividends. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS Short Duration Fund	|	43

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair

44	|	DWS Short Duration Fund

value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any

DWS Short Duration Fund	|	45

securities on loan were collateralized by cash. During the year ended September 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of September 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2019, the Fund had securities on loan, all of which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

46	|	DWS Short Duration Fund

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2019, the Fund had net tax basis capital loss carry forwards of approximately $138,231,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($63,199,000) and long-term losses ($75,032,000). Capital Loss Carryforward from both Funds may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2019 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Prior September 1, 2019, distributions from net investment income of the Fund were declared and distributed to shareholders monthly. Effective September 1 ,2019, distributions from net investment income of the Fund are declared and distributed to shareholders daily. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, futures contracts, swap contracts, paydown losses on mortgage securities, forward currency contracts & certain securities sold at a loss and expiring capital loss carryforwards and merger related adjustments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2019, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$1,668,872
Capital loss carryforwards	$(138,231,000)
Net unrealized appreciation (depreciation) on investments	$7,913,676

DWS Short Duration Fund	|	47

At September 30, 2019, the aggregate cost of investments for federal income tax purposes was $1,037,696,339. The net unrealized appreciation for all investments based on tax cost was $7,913,676. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $15,639,782 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $7,726,106.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2019	2018
Distributions from ordinary income*	$27,199,000	$22,808,724

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

48	|	DWS Short Duration Fund

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2019, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

There were no open interest rate swap contracts as of September 30, 2019. For the year ended September 30, 2019, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to approximately $46,076,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2019, the Fund

DWS Short Duration Fund	|	49

entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $147,646,000 to $285,311,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $92,001,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

50	|	DWS Short Duration Fund

Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $2,181,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,286,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $13,896,000.

The following tables summarize the value of the Fund’s derivative instruments held as of September 30, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$141,450	$—	$141,450
Foreign Exchange Contracts (b)	—	240,127	240,127
	$141,450	$240,127	$381,577

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts.

Liability Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (c)	$(368,833)	$—	$(368,833)
Foreign Exchange Contracts (d)	—	(401)	(401)
	$(368,833)	$(401)	$(369,234)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts.

DWS Short Duration Fund	|	51

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (e)	$(211,243)	$3,192,645	$—	$2,981,402
Foreign Exchange Contracts (f)	—	—	575,733	575,733
	$(211,243)	$3,192,645	$575,733	$3,557,135

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from swap contracts and futures contracts, respectively

(f)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (g)	$(72,022)	$(348,478)	$—	$(420,500)
Foreign Exchange Contracts (h)	—	—	239,726	239,726
	$(72,022)	$(348,478)	$239,726	$(180,774)

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on swap contracts and futures contracts, respectively

(h)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of September 30, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and

52	|	DWS Short Duration Fund

Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received (i)	Net Amount of Derivative Assets
Barclays Bank PLC	$32,076	$—	$—	$32,076
JPMorgan Chase Securities, Inc.	203,790	—	(130,000)	73,790
State Street Bank and Trust	4,261	(401)	—	3,860
	$240,127	$(401)	$(130,000)	$109,726

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust	$401	$(401)	$—	$—

(i)	The actual collateral received may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended September 30, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$286,889,944	$341,919,920
U.S. Treasury Obligations	$226,031,279	$119,611,433

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net

DWS Short Duration Fund	|	53

assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund’s average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended September 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.365% of the Fund’s average daily net assets.

For the period from October 1, 2018 through January 31, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.79%
Class T	.79%
Class C	1.54%
Class R6	.54%
Class S	.54%
Institutional Class	.54%

Effective February 1, 2019 through August 4, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.80%
Class T	.80%
Class C	1.55%
Class R6	.55%
Class S	.55%
Institutional Class	.55%

Effective August 5, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual

54	|	DWS Short Duration Fund

operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.77%
Class T	.77%
Class C	1.52%
Class R6	.52%
Class S	.52%
Institutional Class	.52%

For the year ended September 30, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$122,794
Class T	8
Class C	47,562
Class S	707,524
Institutional Class	117,096
$994,984

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2019, the Administration Fee was $921,256, of which $86,823 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2019
Class A	$29,562	$5,547
Class T	21	4
Class C	3,576	747
Class R6	116	28
Class S	198,214	33,066
Institutional Class	4,873	927
	$236,362	$40,319

DWS Short Duration Fund	|	55

In addition, for the year ended September 30, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to Shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$129,144
Class C	52,463
Class S	594,535
Institutional Class	142,192
$918,334

Distribution and Service Fees. Under the Fund’s Class C 12b-1 plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended September 30, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2019
Class C	$424,025	$33,775

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2019	Annual Rate
Class A	$392,785	$89,681	.24%
Class T	15	7	.15%
Class C	140,732	23,896	.25%
	$533,532	$113,584

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from October 1, 2018 through February 11, 2019 aggregated $1,628.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed

56	|	DWS Short Duration Fund

for Class C. For the year ended September 30, 2019, the CDSC for Class C shares aggregated $3,470. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares purchased prior to February 11, 2019. For the year ended September 30, 2019, DDI received $7,891 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended September 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $21,325, of which $9,524 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $2,831.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of

DWS Short Duration Fund	|	57

the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2019.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	11,268,280	$97,223,911	5,457,524	$46,855,252
Class C	1,022,930	8,717,067	612,600	5,264,930
Class R6	246,835	2,102,393	—	—
Class S	30,111,494	258,855,581	30,395,620	261,871,082
Institutional Class	24,921,045	213,663,275	11,611,962	99,868,494
		$580,562,227		$413,859,758

Shares issued to shareholders in reinvestment of distributions
Class A	473,174	$4,066,766	390,795	$3,353,277
Class T	33	285	29	248
Class C	119,831	1,027,133	154,989	1,329,665
Class R6	5,334	46,007	634	5,449
Class S	1,474,315	12,681,682	1,504,696	12,944,098
Institutional Class	617,938	5,315,207	345,636	2,967,671
		$23,137,080		$20,600,408

Shares redeemed
Class A	(7,323,097)	$(62,904,471)	(6,583,016)	$(56,533,828)
Class C	(3,697,086)	(31,744,506)	(4,643,797)	(39,798,197)
Class R6	(12,617)	(108,932)	(11,643)	(99,732)
Class S	(35,235,358)	(302,308,364)	(27,293,279)	(235,058,485)
Institutional Class	(16,560,495)	(142,118,775)	(8,461,869)	(72,880,710)
		$(539,185,048)		$(404,370,952)

Shares issued in tax-free reorganization*
Class A	4,244,850	$36,846,585	—	$—
Class C	1,352,505	11,726,668	—	—
Class R6	1,284	11,154	—	—
Class S	2,755,737	24,001,273	—	—
Institutional Class	1,635,280	14,209,899	—	—
		$86,795,579		$—

58	|	DWS Short Duration Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class A	8,663,207	$75,232,791	(734,697)	$(6,325,299)
Class T	33	285	29	248
Class C	(1,201,820)	(10,273,638)	(3,876,208)	(33,203,602)
Class R6	240,836	2,050,622	(11,009)	(94,283)
Class S	(893,812)	(6,769,828)	4,607,037	39,756,695
Institutional Class	10,613,768	91,069,606	3,495,729	29,955,455
		$151,309,838		$30,089,214

*	On August 5, 2019, DWS Fixed Income Opportunities Fund was acquired by the Fund through a tax-free reorganization (See Note G).

G. Acquisition of Assets

On August 5, 2019, the Fund acquired all of the net assets of DWS Fixed Income Opportunities Fund pursuant to a plan of reorganization approved by Board of Directors of DWS Fixed Income Opportunities Fund and the Board of Trustees of DWS Short Duration Fund in May 2019. The acquisition was accomplished by a tax-free exchange of 4,326,088 Class A shares, 1,376,802 Class C shares, 1,309 Class R6 shares, 2,814,548 Class S shares and 1,666,539 Institutional Class shares of DWS Fixed Income Opportunities Fund for 4,244,850 Class A shares, 1,352,505 Class C shares, 1,284 Class R6 shares, 2,755,737 Class S shares and 1,635,280 Institutional Class shares of the Fund, respectively, outstanding on August 5, 2019. DWS Fixed Income Opportunities Fund’s net assets at that date, $86,795,579 including $1,863,437 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $938,347,535. The combined net assets of the Fund immediately following the acquisition were $1,025,143,114.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition having been completed on October 1, 2018, the Fund’s pro forma results of operations for the year ended September 30, 2019 are as follows:

Net investment income	$27,104,657
Net gain (loss) on investments	$18,883,793
Net increase (decrease) in net assets resulting from operations	$45,988,450

Because the combined investment portfolio has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS Fixed Income Opportunities Fund that have been included in the Fund’s Statement of Operations since August 5, 2019.

DWS Short Duration Fund	|	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Short Duration Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Short Duration Fund (the “Fund”) (one of the funds constituting Deutsche DWS Income Trust.) (the “Trust”), including the investment portfolio, as of September 30, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at September 30, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended September 30, 2018, and the financial highlights for the years ended September 30, 2015, September 30, 2016, September 30, 2017 and September 30, 2018, were audited by another independent registered public accounting firm whose report, dated November 20, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain

60	|	DWS Short Duration Fund

reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

November 26, 2019

DWS Short Duration Fund	|	61

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, T, C, S and Institutional class shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2019 to September 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

62	|	DWS Short Duration Fund

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2019 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/19	$1,025.70	$1,025.70	$1,021.90	$1,027.00	$1,027.00	$1,026.90
Expenses Paid per $1,000*	$4.01	$4.06	$7.81	$2.69	$2.74	$2.74

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/19	$1,021.11	$1,021.06	$1,017.35	$1,022.41	$1,022.36	$1,022.36
Expenses Paid per $1,000*	$4.00	$4.05	$7.79	$2.69	$2.74	$2.74

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Short Duration Fund	.79%	.80%	1.54%	.53%	.54%	.54%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

A total of 14% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Short Duration Fund	|	63

Advisory Agreement Board Considerations

and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Short Duration Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

64	|	DWS Short Duration Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2018.

DWS Short Duration Fund	|	65

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized

66	|	DWS Short Duration Fund

by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain

DWS Short Duration Fund	|	67

of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

68	|	DWS Short Duration Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

DWS Short Duration Fund	|	69

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	78	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

70	|	DWS Short Duration Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	78	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS Short Duration Fund	|	71

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

72	|	DWS Short Duration Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Short Duration Fund	|	73

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	PPIAX	PPITX	PPLCX	DBPIX	PPILX
CUSIP Number	25155T 627	25155T 288	25155T 593	25155T 585	25155T 577
Fund Number	418	1733	718	822	1422

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	PPLZX
CUSIP Number	25155T 452
Fund Number	1634

74	|	DWS Short Duration Fund

Notes

Notes

Notes

Notes

Notes

DSDF-2

(R-024423-9 11/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Short Duration fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended September 30, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended September 30, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$41,433	$0	$8,755	$0
2018	$89,353	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended September 30, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended September 30, 2018.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended September 30, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended September 30, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended September 30, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$8,755	$740,482	$0	$749,237
2018	$0	$0	$0	$0

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended September 30, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2019